UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: March 16, 2023

TECOGEN INC. (OTCQX: TGEN)
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)
(781) 466-6400
(Registrant's telephone number, including area code)
_______________________________________________

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1.01. Entry into a Material Definitive Agreement.

On March 15, 2023, the registrant entered into an Agreement Regarding the Assignment of Certain Maintenance Agreements, the Purchase and Sale of Certain Assets, and Related Matters with Aegis Energy Services LLC. The agreement is being filed as Exhibit 99.01 to this Current Report on Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

On March 16, 2023, the registrant issued a press release with earnings commentary and supplemental information for the three and twelve months ended December 31, 2022. The press release is furnished as Exhibit 99.02 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.02 to this Current Report on Form 8-K shall shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

On March 16, 2023, the registrant will present the attached slides online in connection with an earnings conference call. The slides are being furnished as Exhibit 99.03 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.03 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.01	Agreement Regarding Assignment of Certain Maintenance Agreements, the Purchase and Sale of Certain Assets, and Related Matters dates as of March 15, 2023

The following exhibits 99.02 and 99.03 relating to Items 2.02, and 7.01 shall be deemed to be furnished, and not filed:

Exhibit	Description
99.02	Tecogen Earnings Release for the three months and year ended December 31, 2022
99.03	Tecogen Earnings Call Presentation dated March 16, 2023

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Abinand Rangesh
March 16, 2023	Abinand Rangesh, Chief Executive Officer